UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 10, 2019

Fiserv, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045
(Address of Principal Executive Offices, including Zip Code)

(262) 879-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on January 16, 2019, Fiserv, Inc. (“Fiserv”) entered into a definitive merger agreement with First Data Corporation (“First Data”), pursuant to which Fiserv will acquire First Data in an all-stock transaction. The merger is currently expected to close in the second half of 2019, subject to the satisfaction or waiver of the closing conditions specified in the merger agreement.

Fiserv is filing (i) as Exhibit 99.1 to this Current Report on Form 8-K, First Data’s audited consolidated financial statements as of December 31, 2018 and 2017 and for each of the fiscal years ended December 31, 2018, 2017 and 2016, (ii) as Exhibit 99.2, First Data’s interim unaudited consolidated financial statements as of March 31, 2019 and for each of the fiscal quarters ended March 31, 2019 and 2018, (iii) as Exhibit 99.3, Management’s Discussion and Analysis of Financial Condition and Results of Operations of First Data for the year ended December 31, 2018, (iv) as Exhibit 99.4, Management’s Discussion and Analysis of Financial Condition and Results of Operations of First Data for the fiscal quarter ended March 31, 2019, (v) as Exhibit 99.5, information related to First Data’s business and operations and information related to certain material regulatory matters related to First Data’s business, (vi) as Exhibit 99.6, information related to certain material risks related to First Data’s business, operations and financial condition (vii) as Exhibit 99.7, the unaudited pro forma condensed combined financial statements of Fiserv and First Data (a) as of and for the three months ended March 31, 2019, including the unaudited pro forma condensed combined consolidated statements of income of Fiserv and First Data for the three months ended March 31, 2019 giving effect to the merger as if it had occurred on January 1, 2018 and the unaudited pro forma condensed combined consolidated balance sheet data of Fiserv and First Data as of March 31, 2019, which reflects the unaudited pro forma condensed combined consolidated balance sheets of Fiserv and First Data giving effect to the merger as if it had occurred on March 31, 2019 and (b) for the year ended December 31, 2018, including the unaudited pro forma condensed combined consolidated statements of income of Fiserv and First Data for the year ended December 31, 2018, which reflects the combined historical consolidated statements of income of Fiserv and First Data giving effect to the merger as if it had occurred on January 1, 2018, and (vii) as Exhibit 23.1, the consent of Ernst & Young LLP, independent registered public accounting firm of First Data.

This Current Report on Form 8-K does not modify or update the consolidated financial statements of Fiserv included in Fiserv’s Annual Report on Form 10-K for the year ended December 31, 2018 nor does it reflect any subsequent information or events.

Forward-Looking Statements

The information disclosed in this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the ability of Fiserv to complete the proposed merger and related transactions. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “could,” “should” or words of similar meaning. Statements that describe Fiserv’s future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements.

The factors that could cause Fiserv’s actual results to differ materially include, among others: the possibility that the parties may be unable to achieve expected synergies and operating efficiencies from the merger within the expected time frames or at all and to successfully integrate the operations of First Data into those of Fiserv; such integration may be more difficult, time-consuming or costly than expected; revenues following the merger may be lower than expected, including for possible reasons such as unexpected costs, charges or expenses resulting from the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the merger; the retention of certain key employees; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against Fiserv, First Data and others related to the merger agreement; unforeseen risks relating to liabilities of Fiserv or First Data may exist; conditions to the completion of the merger may not be satisfied, or the regulatory approvals required for the merger may not be obtained on the terms expected or on the anticipated schedule; the amount of the costs, fees, expenses and charges related to the merger, including the costs, fees, expenses and charges related to any financing arrangements entered into in connection with the merger; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger. Fiserv and First Data are subject to, among other matters, changes in customer demand for their products and services; pricing and other actions by competitors; general changes in local, regional, national and international economic conditions and the impact they may have on Fiserv and First Data and their customers and Fiserv’s and First Data’s assessment of that impact; rapid technological developments and changes, and the ability of Fiserv’s and First Data’s technology to keep pace with a rapidly evolving marketplace; the impact of a security breach or operational failure on Fiserv’s and First Data’s business; the effect of proposed and enacted legislative and regulatory actions in the United States and internationally affecting the financial services industry as a whole and/or Fiserv and First Data and their subsidiaries individually or collectively; regulatory supervision and oversight, and Fiserv and First Data’s ability to comply with government regulations; the impact of Fiserv’s and First Data’s strategic initiatives; Fiserv’s and First Data’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the ability to contain costs and expenses; the protection and validity of intellectual property rights; the outcome of pending and future litigation and governmental proceedings; acts of war and terrorism; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2018, Exhibit 99.6 to this Current Report on Form 8-K and other documents that Fiserv files with the SEC. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. Fiserv assumes no obligation to update any forward-looking statements, which speak only as of the date of this communication.

*        *        *

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP (with respect to First Data Corporation)

99.1	Audited consolidated financial statements of First Data Corporation as of December 31, 2018 and 2017 and for each of the fiscal years ended December 31, 2018, 2017 and 2016.

99.2	Interim unaudited consolidated financial statements of First Data Corporation as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of First Data Corporation for the year ended December 31, 2018.

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of First Data Corporation for the three months ended March 31, 2019 and 2018.

99.5	Information related to First Data Corporation’s business and operations and information related to certain material regulatory matters related to First Data Corporation’s business.

99.6	Information related to certain material risks related to First Data Corporation’s business, operations and financial condition.

99.7	Unaudited pro forma condensed combined financial statements (a) as of and for the three months ended March 31, 2019 and (b) for the year ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: June 10, 2019	By:	/s/ Robert W. Hau
	Name:	Robert W. Hau
	Title:	Chief Financial Officer and Treasurer